Hartford Life Insurance Company ICMG Registered Variable Life Separate Account A:

333-60515	OmniSource®

Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One

033-63731	OmniSource®

Supplement Dated May 7, 2010 to the

Annual Product Information Notice Dated May 3, 2010

Supplement Dated May 7, 2010 to your Annual Product Information Notice

Merger of Van Kampen’s The Universal Institutional Funds, Inc.

You were previously advised that the Board of Directors of The Universal Institutional Funds, Inc. approved an Agreement and Plan of Reorganization (each a “Portfolio Merger”) with respect to the following portfolios (each an “Acquired Portfolio”) with newly organized mutual funds advised by an affiliate of Invesco Ltd. (each an “Acquiring Portfolio”):

Acquired Portfolio	Acquiring Portfolio

The Universal Institutional Funds, Inc. Global Value Equity Portfolio	Invesco Van Kampen V.I. Global Value Equity Fund

The Universal Institutional Funds, Inc. High Yield Portfolio	Invesco Van Kampen V.I. High Yield Fund

If the Shareholders approve the Portfolio Mergers at the shareholder meeting on or about May 11, 2010, the Portfolio Mergers are anticipated to close and become effective on June 1, 2010 (the “Merger Date”).  Upon completion of the Portfolio Mergers, all information and references to an Acquired Portfolio will be deleted and replaced with the corresponding Acquiring Portfolio. Each Acquiring Portfolio is being added as an Investment Division solely to receive the assets of the Acquired Portfolio and is not available for new premiums and transfers of Investment Value until the Merger Date.

Van Kampen’s UIF Global Value Equity Investment Division

On the Merger Date, any investment in The Universal Institutional Funds, Inc. Global Value Equity Portfolio will be transferred automatically to the new Invesco Van Kampen V.I. Global Value Equity Investment Division in accordance with the terms set forth in the proxy statement which was previously provided to you.   The Van Kampen’s UIF Global Value Equity Investment Division is currently not available for allocations effective July 5, 2000.

Invesco Van Kampen V.I. Global Value Equity Investment Division

Effective the date of this Supplement, the Invesco Van Kampen V.I. Global Value Equity Investment Division is added.   This Investment Division will purchase shares of the Invesco Van Kampen V.I. Global Value Equity Fund: Series I. The Invesco Van Kampen V.I. Global Value Equity Investment Division is closed to new and subsequent premium payments and transfer of Investment value after the Merger Date.

Refer to the prospectus attached to this supplement for information about the newly organized Invesco Van Kampen V.I. Global Value Equity Fund: Series I shares’ fees, charges and investment objectives.

Van Kampen’s UIF High Yield Investment Division

On the Merger Date, any investment in The Universal Institutional Funds, Inc. High Yield Portfolio will be transferred automatically to the new Invesco Van Kampen V.I. High Yield  Investment Division in accordance with the terms set forth in the proxy statement which was previously provided to you.   The Van Kampen’s UIF High Yield Investment Division will no longer be available for allocations at the close of business on May 31, 2010.

Invesco Van Kampen V.I. High Yield Investment Division

Effective the date of this Supplement, the Invesco Van Kampen V.I. High Yield Investment Division is added.   This Investment Division will purchase shares of the Invesco Van Kampen V.I. High Yield Fund: Series I.

Refer to the prospectus attached to this supplement for information about the newly organized Invesco Van Kampen V.I. High Yield Fund: Series I shares’ fees, charges and investment objectives.

This supplement should be retained with the prospectus for future reference.